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                                                                                         EXHIBIT 4(b)
31937
NUMBER                                                                                  SHARES
NA-

                      [NATIONAL AUTO CREDIT, INC. LOGO]
                                                                                        SEE REVERSE FOR
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE                     CERTAIN DEFINITIONS
                                                                                       CUSIP 63252R 10 3


        THIS CERTIFIES THAT





        is the owner of

               FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF NATIONAL AUTO CREDIT, INC., WITHOUT PAR VALUE,

                                                       CERTIFICATE OF STOCK

 transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
              This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
              Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:

/s/ Peter T. Zackeroff                                                                          /s/ Sam J. Frankino

                SECRETARY                                                                               CHAIRMAN OF THE BOARD
                                            [NATIONAL AUTO CREDIT, INC. CORPORATE SEAL]


COUNTERSIGNED AND REGISTERED:
        CHEMICAL BANK
                                                TRANSFER AGENT
                                                 AND REGISTRAR
BY

                                           AUTHORIZED OFFICER


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                                                    NATIONAL AUTO CREDIT, INC.

                A full statement of the designations and any preferences, conversion and other rights, voting powers, limitations as to dividends, qualifications and terms and conditions of redemption of the common stock represented by this certificate and of each other class of stock authorized to be issued by the Corporation will be furnished by the
        Corporation to any stockholder upon request and without charge.
                                               -------------------------------------

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM -- as tenants in common                 UNIF GIFT MIN ACT -- __________________ Custodian ___________________
        TEN ENT -- as tenants by the entireties                                   (Cust)                       (Minor)
        JT TEN  -- as joint tenants with right of                            under Uniform Gifts to Minors
                   survivorship and not as tenants
                   in common                                                 Act ____________________
                                                                                     (State)

                              Additional abbreviations may also be used though not in the above list.


For value received, ___________________ hereby sell, assign and tranfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE




____________________________________________________________________________________________________________________________________
                           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________________________ shares of the capital stock represented by the within Cetificate, and do hereby irrevocably constitute and appoint

___________________________________________________________________________________________________________________________ Attorney
to  transfer the said stock on the books of the written named Corporation with full power of substitution in the premises.

Dated___________________________________________



SIGNATURE(S) GUARANTEED



By________________________________________________________________________________________________
  THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION,
  (Banks, Stockholders, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN AP-
  PROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15.

  NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRIT-TEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
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